Fees Summary	Aug. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,463,417.00
Previously Paid Amount	0.00
Total Fee Amount	1,306.90
Total Offset Amount	0.00
Net Fee	$ 1,306.90